License Agreement for PCS100	12 Months Ended
Dec. 31, 2019
License Agreement For Pcs100
License Agreement for PCS100

Note 6 – License Agreement for PCS100

On August 29, 2019, we entered into an exclusive license agreement with Akashi to develop and commercialize an anti-fibrotic, anti-inflammatory drug, PCS100, which also promotes healthy muscle fiber regeneration. In previous clinical trials in Duchenne Muscular Dystrophy (DMD), PCS100 showed promising improvement in the muscle strength of non-ambulant pediatric patients. Although the FDA placed a clinical hold on the DMD trial after a serious adverse event in a pediatric patient, the FDA has removed the clinical hold and defined how PCS100 can resume clinical trials in DMD. Once we have obtained adequate funding, we plan to develop PCS100 in rare adult fibrotic related diseases such as focal segmental glomerulosclerosis, idiopathic pulmonary fibrosis or Scleroderma.

The Akashi Agreement provides us with a worldwide license to research, develop, make and commercialize products comprising or containing PCS100. As partial consideration for the license, we paid $10,000 to Akashi upon full execution of the license agreement. This upfront payment was expensed as a research and development cost. As additional consideration, we will pay Akashi development and regulatory milestone payments (up to $3.0 million per milestone) upon the achievement of certain milestones, which primarily consist of having a drug indication approved by a regulatory authority in the United States or another country. In addition, we must pay Akashi one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. Due to the early stage of PCS100, it is not possible to determine if any of the development or sales milestones will be achieved and no amounts have been accrued related to these contingent payments. We are also required to split any milestone payments we receive with Akashi based on any sub-license agreement we may enter into.

We are required to use commercially reasonable efforts, at our sole cost and expense, to research, develop and commercialize products in one or more countries, including meeting specific diligence milestones that consist of (i) requesting a meeting with the FDA for a first indication within 18 months of the date of the agreement, (ii) submitting an IND for a drug indication on or before June 30, 2022 and (iii) initiating a Phase 1 or 2 trial for a drug indication on or before December 30, 2022. Either party may terminate the agreement in the event of a material breach of the license agreement that has not been cured following written notice and a 60-day opportunity to cure such breach (which is shortened to 15 days for a payment breach).